UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

JanOne Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-19621	41-1454591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

325 E. Warm Springs Road, Suite 102, Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-9000

Appliance Recycling Centers of America, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	JAN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 9, 2019, the Board of Directors of Appliance Recycling Centers of America, Inc., now JanOne Inc. (the “Company,” “we,” “us,” or “our”), appointed Eric Bolling, age 57, to serve as our President and Chairman of our Board of Directors, effective immediately.

Since January of 2019, Mr. Bolling has served as the host of as host of America This Week on Sinclair Broadcasting and, since July of 2018, as the host of AMericA on Blaze TV. Between January 2007 and September 8, 2017, he served as host of a variety of programs the Fox Business Channel news program, including Cashin’ In, The Five, and Fox News Specialists. Mr. Bolling was also involved in the development of CNBC’s Fast Money, which he left in August of 2007, when he moved to the then-new Fox Business Network as one of its financial analysts, where he hosted the business show, Happy Hour, which ran in the same time slot as his former show, Fast Money. Mr. Bolling authored the 2016 New York Time Best Seller, Wake Up America. The following year, he authored 2017 New York Time Best Seller, The Swamp: Washington’s Murky Pool of Corruption and Cronyism and How Trump Can Drain It. As a memorial to his son, who died on September 8, 2017, after ingesting a Xanax tablet laced with the opioid, fentanyl, Mr. Bolling deeply educated himself about opioid issues and established “The Eric Chase Foundation” to educate the world about the opioid crisis and to lobby for preventive and treatment measures as part of his personal commitment to ending this crisis. Mr. Bolling started his career as a commodities trader on the New York Mercantile Exchange and thereafter served five years on the NYMEX (now CME Group) board of directors. Mr. Bolling received his B.A. in Economics from Rollins College in 1984. We believe that Mr. Bolling’s experience in the financial markets and, more importantly, his passion and knowledge in the anti-opioid movement makes him well qualified to serve as our President and Chairman of our Board of Directors.

Pursuant to the terms of his Amended and Restated Employment Agreement, dated and effective September 9, 2019 (the “Employment Agreement”), with us, we will pay to Mr. Bolling an annual base salary of $550,000, either to Mr. Bolling or to a charitable foundation as directed by him, if permitted by law. Mr. Bolling shall be entitled to participate in all employee benefit plans that we offer to senior level officers. In addition, we issued to him 223,214 restricted shares of our common stock (the “Shares”), of which 111,607 Shares vested on the date of the Employment Agreement, 55,803 Shares will vest on the first anniversary of the Employment Agreement (September 9, 2020), and the remaining 55,804 Shares will vest on its second anniversary (September 9, 2021). Upon Mr. Bolling’s termination of employment for any reason or upon termination of his employment by the Company for “cause” (as defined in the Employment Agreement), then all of unvested Shares will be forfeited. Mr. Bolling will be entitled to participate in an incentive compensation pool if and when we create one for our senior level officers. In accordance with our standard employment practices, we will reimburse Mr. Bolling for reasonable expenses that he incurs in the performance of his duties. Mr. Bolling may terminate his employment upon 30 days’ written notice to us. We may terminate his employment upon 30 days’ written notice for any reason or immediately for “cause” (as defined in the Employment Agreement).

A copy of the Employment Agreement is filed hereto as Exhibit 10.36 and is incorporated herein by reference. The foregoing description of the Employment Agreement is subject to, and qualified in its entirety by, the Employment Agreement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 10, 2019, the Company changed its corporate name from Appliance Recycling Centers of America, Inc. to JanOne Inc. The name change was effected through a parent/subsidiary short-form merger of JanOne Inc., our wholly-owned Nevada subsidiary, formed solely for the purpose of the name change (the “Name Change Subsidiary”), with and into the Company, with the Company being the surviving entity. To effectuate the name-change merger, we filed Articles of Incorporation of the Name Change Subsidiary with the Secretary of State of the State of Nevada on September 6, 2019. A copy of the Articles of Incorporation is attached hereto as Exhibit 3.9. Then, on September 9, 2019, to effectuate the name change, we filed Articles of Merger between the Name Change Subsidiary and us with the Secretary of State of the State of Nevada. A copy of the Articles of Merger is attached hereto as Exhibit 3.10. The name-change merger became effective on September 10, 2019. Our Board of Directors approved the name-change merger and in accordance with Section 92A.180 of the Nevada Revised Statutes, approval by our stockholders was not required.

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Section 7 – Regulation FD

7.01. Regulation FD Disclosure.

On September 12, 2019, we issued a press release announcing the employment of Mr. Bolling and his appointment to our Board of Directors. A copy of the press release is furnished as Exhibit 99.1 hereto.

On September 11, 2019, we issued a press release announcing our name change. A copy of the press release is furnished as Exhibit 99.2 hereto.

On September 5, 2019, we issued a press release announcing our then-upcoming name change. A copy of the press release is furnished as Exhibit 99.3 hereto.

The information in this Item 7.01, including Exhibits 99.1, 99.2, and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.9	Articles of Incorporation of JanOne Inc. (the Name Change Subsidiary), filed with the Secretary of State for the State of Nevada on September 6, 2019.
3.10	Articles of Merger for JanOne Inc. into Appliance Recycling Centers of America, Inc., filed with the Secretary of State for the State of Nevada on September 9, 2019, and effective on September 10, 2019.
10.36	Amended and Restated Employment Agreement between the Company and Eric Bolling, dated September 9, 2019.
99.1	Press Release, dated September 12, 2019
99.2	Press Release, dated September 11, 2019
99.3	Press Release, dated September 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JanOne Inc.

Date: September 12, 2019	/s/ Tony Isaac
Tony Isaac Chief Executive Officer

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